Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	First Quarter
	2019	2018
NET SALES	$3,333.6	$3,209.3
COSTS AND EXPENSES
Cost of sales	2,228.0	2,043.6
Gross margin	1,105.6	1,165.7
% of Net Sales	33.2%	36.3%
Selling, general and administrative	778.9	785.6
% of Net Sales	23.4%	24.5%
Operating margin	326.7	380.1
% of Net sales	9.8%	11.8%
Other - net	65.4	58.0
Restructuring charges	8.7	22.9
Income from operations	252.6	299.2
Interest - net	57.8	47.4
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	194.8	251.8
Income taxes	24.7	81.7
NET EARNINGS BEFORE EQUITY INTEREST	170.1	170.1
Share of net earnings of equity method investment	0.3	—
NET EARNINGS	170.4	170.1
Less: net gain (loss) attributable to non-controlling interests	0.5	(0.5)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$169.9	$170.6

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.15	$1.13
Diluted	$1.13	$1.11
DIVIDENDS PER SHARE	$0.66	$0.63
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	147,863	150,612
Diluted	149,908	153,905

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	March 30, 2019	December 29, 2018
ASSETS
Cash and cash equivalents	$281.8	$288.7
Accounts and notes receivable, net	1,882.1	1,607.8
Inventories, net	2,791.6	2,373.5
Other current assets	298.4	299.4
Total current assets	5,253.9	4,569.4
Property, plant and equipment, net	1,927.4	1,915.2
Goodwill and other intangibles, net	13,028.3	12,441.1
Other assets	1,250.7	482.3
Total assets	$21,460.3	$19,408.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,780.7	$376.1
Current maturities of long-term debt	3.1	2.5
Accounts payable	2,264.3	2,233.2
Accrued expenses	1,718.1	1,389.8
Total current liabilities	5,766.2	4,001.6
Long-term debt	3,909.4	3,819.8
Other long-term liabilities	3,848.0	3,746.7
Stanley Black & Decker, Inc. shareowners’ equity	7,932.5	7,836.2
Non-controlling interests’ equity	4.2	3.7
Total liabilities and shareowners' equity	$21,460.3	$19,408.0

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		First Quarter
		2019	2018
	OPERATING ACTIVITIES
	Net earnings	$170.4	$170.1
	Depreciation and amortization	137.8	123.6
	Share of net earnings of equity method investment	(0.3)	—
	Changes in working capital[1]	(616.8)	(544.3)
	Other	(122.4)	(98.8)
	Net cash used in operating activities	(431.3)	(349.4)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(89.6)	(106.3)
	Business acquisitions, net of cash acquired	(676.2)	(1.2)
	Purchases of investments	(245.4)	(4.0)
	Net investment hedge settlements	3.9	(17.5)
	Payment on long-term debt	(400.0)	—
	Proceeds from debt issuance, net of fees	496.9	—
	Stock purchase contract fees	(10.1)	(10.1)
	Net short-term borrowings	1,419.9	382.0
	Premium paid on equity option	—	(57.3)
	Cash dividends on common stock	(97.6)	(94.9)
	Effect of exchange rate changes on cash	4.8	27.9
	Other	(0.9)	(1.1)
	Net cash provided by investing and financing activities	405.7	117.5
	Decrease in cash, cash equivalents and restricted cash	(25.6)	(231.9)
	Cash, cash equivalents and restricted cash, beginning of period	311.4	655.1
	Cash, cash equivalents and restricted cash, end of period	$285.8	$423.2
	Free Cash Flow Computation[2]
	Operating cash flow	$(431.3)	$(349.4)
	Less: capital and software expenditures	(89.6)	(106.3)
	Free cash flow (before dividends)	$(520.9)	$(455.7)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		March 30, 2019	December 29, 2018
	Cash and cash equivalents	$281.8	$288.7
	Restricted cash included in Other current assets	4.0	22.7
	Cash, cash equivalents and restricted cash	$285.8	$311.4

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	First Quarter
	2019	2018
NET SALES
Tools & Storage	$2,292.3	$2,215.8
Industrial	555.0	504.2
Security	486.3	489.3
Total	$3,333.6	$3,209.3
SEGMENT PROFIT
Tools & Storage	$265.8	$301.4
Industrial	71.0	80.5
Security	39.5	45.5
Segment Profit	376.3	427.4
Corporate Overhead	(49.6)	(47.3)
Total	$326.7	$380.1
Segment Profit as a Percentage of Net Sales
Tools & Storage	11.6%	13.6%
Industrial	12.8%	16.0%
Security	8.1%	9.3%
Segment Profit	11.3%	13.3%
Corporate Overhead	(1.5)%	(1.5)%
Total	9.8%	11.8%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		First Quarter 2019
		Reported	Acquisition- Related & Other Charges[1]	Normalized[3]
	Gross margin	$1,105.6	$6.4	$1,112.0
	% of Net Sales	33.2%		33.4%
	Selling, general and administrative	778.9	(23.0)	755.9
	% of Net Sales	23.4%		22.7%
	Operating margin	326.7	29.4	356.1
	% of Net Sales	9.8%		10.7%
	Earnings before income taxes and equity interest	194.8	52.6	247.4
	Income taxes	24.7	12.4	37.1
	Share of net earnings of equity method investment	0.3	3.4	3.7
	Net earnings attributable to common shareowners	169.9	43.6	213.5
	Diluted earnings per share of common stock	$1.13	$0.29	$1.42

[1]
Acquisition-related and other charges relates primarily to restructuring, deal and integration costs, Security business transformation and margin enhancement initiatives, and inventory step-up amortization.

		First Quarter 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,165.7	$1.7	$1,167.4
	% of Net Sales	36.3%		36.4%
	Selling, general and administrative	785.6	(16.4)	769.2
	% of Net Sales	24.5%		24.0%
	Operating margin	380.1	18.1	398.2
	% of Net Sales	11.8%		12.4%
	Earnings before income taxes	251.8	25.1	276.9
	Income taxes	81.7	(18.0)	63.7
	Net earnings attributable to common shareowners	170.6	43.1	213.7
	Diluted earnings per share of common stock	$1.11	$0.28	$1.39

2	Acquisition-related charges and other relates primarily to facility-related charges, integration and consulting costs, and a tax charge related to the enactment of new U.S. tax legislation.
3
The normalized 2018 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		First Quarter 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$265.8	$12.6	$278.4
	Industrial	71.0	6.0	77.0
	Security	39.5	10.8	50.3
	Segment Profit	376.3	29.4	405.7
	Corporate Overhead	(49.6)	—	(49.6)
	Total	$326.7	$29.4	$356.1
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	11.6%		12.1%
	Industrial	12.8%		13.9%
	Security	8.1%		10.3%
	Segment Profit	11.3%		12.2%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	9.8%		10.7%

1	Acquisition-related and other charges relate primarily to inventory step-up amortization, integration costs, and Security business transformation and margin enhancement activities.

		First Quarter 2018
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$301.4	$14.7	$316.1
	Industrial	80.5	2.0	82.5
	Security	45.5	1.3	46.8
	Segment Profit	427.4	18.0	445.4
	Corporate Overhead	(47.3)	0.1	(47.2)
	Total	$380.1	$18.1	$398.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	13.6%		14.3%
	Industrial	16.0%		16.4%
	Security	9.3%		9.6%
	Segment Profit	13.3%		13.9%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	11.8%		12.4%

2	Acquisition-related charges relate primarily to facility related charges, integration and consulting costs.
3
The normalized 2018 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.